                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                               ----------------------

                     POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8
                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933

                               ----------------------

                              APEX PC SOLUTIONS, INC.
               (Exact name of Registrant as specified in its charter)

          WASHINGTON                         91-1577634
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)

                               ----------------------

                              20031 142ND AVENUE, N.E.
                           WOODINVILLE, WASHINGTON  98072
            (Address of principal executive offices, including zip code)

                               ----------------------

                              APEX PC SOLUTIONS, INC.
                                EMPLOYEE STOCK PLAN
                              (Full title of the plan)

                               ----------------------

                                   KEVIN J. HAFER
                       PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              20031 142ND AVENUE, N.E.
                           WOODINVILLE, WASHINGTON  98072
                                   (206) 402-9393
 (Name, address and telephone number, including area code, of agent for service)

                               ----------------------

                                     Copies to:
                                 ERIC DeJONG, ESQ.
                             DAVIS WRIGHT TREMAINE LLP
                                2600 CENTURY SQUARE
                                 1501 FOURTH AVENUE
                              SEATTLE, WA  98101-1688
                                   (206) 622-3150

                               ----------------------

                          CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TITLE OF                       PROPOSED        PROPOSED
EACH CLASS                     MAXIMUM         MAXIMUM
OF SECURITIES  AMOUNT TO       OFFERING        AGGREGATE
TO BE             BE           PRICE PER       OFFERING     AMOUNT OF
REGISTERED     REGISTERED       UNIT (1)       PRICE (1)    REGISTRATION FEE
------------------------------------------------------------------------------
Common Stock,  1,500,000 (2)    $27.5625        $41,343,750    $12,196.41
no par value
------------------------------------------------------------------------------


(1) Estimated pursuant to Rule 457 of the Securities Act of 1933, as amended (the "Securities Act"), solely for the purpose of calculating the registration fee. The price per share is estimated to be $27.5625 based on the average of the high ($28.75) and low ($26.375) sales prices for the Common Stock on July 1, 1998, as reported on the Nasdaq National Market System.

(2) Together with an indeterminate number of additional shares of Common Stock which may be necessary to adjust the number of shares reserved for issuance pursuant to the Apex PC Solutions, Inc. Employee Stock Plan as the result of any future stock split, stock dividend or similar adjustment of the outstanding Common Stock of the Registrant.

                             INCORPORATION BY REFERENCE

     Pursuant to General Instruction E to Form S-8, the contents of the Registration Statement filed by Apex PC Solutions, Inc. (the "Company") under Registration Statement Number 333-24011, with respect to securities offered pursuant to the Company's Employee Stock Plan (the "Plan"), are hereby incorporated by reference herein, and the opinions and consents listed below are attached hereto as exhibits:


Exhibit Number      Description
--------------      -----------
    4.3.1           Apex PC Solutions, Inc. 1995 Employee Stock Plan
                    (Incorporated by reference to the Company's registration
                    statement on Form S-8 (Registration No. 333-24011))

    4.3.2           Amendment to Apex PC Solutions, Inc. 1995 Employee Stock
                    Plan

    5.1 Opinion of Davis Wright Tremaine LLP regarding legality of the Common Stock being registered

   23.1             Consent of PricewaterhouseCoopers LLP



   23.2 Consent of Davis Wright Tremaine LLP (included in opinion filed as Exhibit 5.1)

   24.1             Power of Attorney (see signature page)


                                     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this post-effective amendment to its registration statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodinville, State of Washington, on July 6, 1998.

                                       APEX PC SOLUTIONS, INC.


                                       -------------------------------------
                                       Kevin J. Hafer
                                       President and Chief Executive Officer


                                 POWER OF ATTORNEY

     Each person whose name appears below, with the exception of Franz Fichtner, in the Registration Statement on Form S-8 (Registration No. 333-24011) (the "Registration Statement") filed by the Company, previously constituted and appointed Kevin J. Hafer and Douglas A. Bevis, jointly and separately, as attorney-in-fact to sign any amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

     Franz Fichtner, whose signature appears below, hereby constitutes and appoints Kevin J. Hafer as attorney-in-fact, with full power of substitution, for himself and in any and all capacities, to sign any amendments to the Registration Statement, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the date indicated.


   SIGNATURE                       TITLE                                 DATE
   ---------                       -----                                 ----
                                   President, Chief Executive            July 6, 1998
-----------------------------      Officer and Director
    Kevin J. Hafer                 (Principal Executive Officer)


                                   Vice President and Chief              July 6, 1998
-----------------------------      Financial Officer (Principal
    Douglas A. Bevis               Financial and Accounting Officer)


         *                         Director                              July 6, 1998
----------------------------
    Jeffrey T. Chambers


         *                         Director                              July 6, 1998
----------------------------
    Sterling Crum


         *                         Director                              July 6, 1998
----------------------------
    Franz Fichtner


         *                         Director                              July 6, 1998
----------------------------
    Edwin L. Harper


         *                         Director                              July 6, 1998
----------------------------
    William McAleer



*By: -----------------------
     Kevin J. Hafer
     Attorney-in-fact

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